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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                             FORM 8-K CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                Date of Report (Date of earliest event reported)
                                 March 15, 2006

                             Commission File Number
                                     0-28378

                                     AmREIT
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             (Exact name of registrant as specified in its charter)

            TEXAS                                          76-0410050
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(State or other jurisdiction of                          (IRS Employer
 Incorporation or organization)                        Identification No.)

        8 Greenway Plaza, Suite 1000,
            Houston, Texas 77046                          713-850-1400
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   (Address of principal executive offices)      (Registrant's telephone number)

                                      [N/A]
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                TABLE OF CONTENTS

Item 2.02.  Results of Operations and Financial Condition

         On March 15, 2006 the Company issued a press release announcing its financial results for the year end and fourth quarter ended December, 31 2005. A copy of the press release issued by the Company is attached hereto as Exhibit
99.1. Attached as Exhibit 99.2 to this report is the Supplemental Financial Information which accompanies this press release.

         The Company's press release announcing its financial results for its year end and fourth quarter ended December, 31 2005, contains non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with United States generally accepted accounting principles, or GAAP. Pursuant to the requirements of Regulation G, the Company has provided quantitative reconciliations within the press release of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

         The press release attached to this Form 8-K as Exhibit 99.1 shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that section.

Item 9.01.  Financial Statement and Exhibits

         Exhibits. The following exhibits are furnished as part of this current report on Form 8-K:

         99.1   Press release dated March 15, 2006

         99.2   Supplemental Financial Information

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                                    SIGNATURE

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     AmREIT

                                                     By: /s/ Chad C. Braun
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                                                         Chad C. Braun,
                                                         Chief Financial Officer

Dated: March 15, 2006

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